Fair Value Measurements (Details Narrative)	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair value measurement, valuation description		Key unobservable inputs include revenue growth rates, which ranged from 0% to 7%, and volatility rates, which were 20% for gross profits. A decrease in future revenues and gross profits may result in a lower estimated fair value of the earnout liabilities
Fair value measurement, valuation description	Key unobservable inputs include revenue growth rates, which ranged from 0% to 7%, and volatility rates, which were 20% for gross profits. An increase in future revenues and gross profits may result in a higher estimated fair value while a decrease in future revenues and gross profits may result in a lower estimated fair value of the earnout liabilities